UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South

Seattle, Washington 98104-7800

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	WY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements and Exhibits
Signatures
EXHIBIT 10.1	Form of Weyerhaeuser Company 2022 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on May 13, 2022 – Commission File Number 1-4825)
EXHIBIT 10.2

Form of 2022 Long-Term Incentive Plan Performance Share Unit Award Terms and Conditions (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed May 13, 2022 – Commission File Number 1-4825)

EXHIBIT 10.3

Form of 2022 Long-Term Incentive Plan Restricted Stock Unit Award Terms and Conditions (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed May 13, 2022 – Commission File Number 1-4825)

EXHIBIT 10.4

Form of Weyerhaeuser Executive Severance Agreement, as in effect as of February 14, 2020 (incorporated by reference to Exhibit 10(c) to the Annual Report on Form 10-K for the annual period ended December 31, 2019 – Commission File Number 1-4825)

EXHIBIT 10.5

Form of Weyerhaeuser Executive Change in Control Agreement, as in effect as of February 14, 2020 (incorporated by reference to Exhibit 10(a) to the Annual Report on Form 10-K for the annual period ended December 31, 2019 – Commission File Number 1-4825)

EXHIBIT 99.1	Press release issued on May 16, 2022 by Weyerhaeuser Company
EXHIBIT 104	Cover page interactive data file (embedded within the inline XBRL document).

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b), (c) On May 16, 2022, Weyerhaeuser Company (“Weyerhaeuser” or the “Company”) announced that David M. Wold, the Company’s vice president and chief accounting officer, was appointed to the office of senior vice president and chief financial officer effective May 13, 2022. Mr. Wold replaces Nancy S. Loewe, whose employment with the Company terminated effective May 13, 2022. Ms. Loewe will be eligible for severance benefits under her executive severance agreement with the Company. Mr. Wold will continue to serve as principal accounting officer.

Mr. Wold, 40, has been vice president and chief accounting officer since May 2019. He joined Weyerhaeuser in November 2013 and has held a series of accounting and finance leadership roles with increasing responsibility, including serving as corporate controller from March 2018 to May 2019. Prior to joining the company, he served as vice president, finance of Verdiem Corporation, a privately held technology company, from September 2011 to November 2013. Mr. Wold was previously senior manager at the accounting firm of KPMG LLP. He earned a Bachelor of Arts in business and finance and a Bachelor of Science in accounting from George Fox University, and he is a certified public accountant in the State of Washington.

In connection with his appointment as senior vice president and chief financial officer, Mr. Wold will receive an annual base salary of $595,000 and will participate in the Company’s annual incentive compensation plan. For 2022, Mr. Wold’s target bonus will be 100% of his base salary, with a maximum bonus opportunity of 200%. He will also receive equity awards under the Company’s 2022 Long-Term Incentive Plan with a prorated grant date value of approximately $892,500, comprised of the following: (i) approximately 60% grant date value in the form of performance share units that may be earned at 0% to 150% of target value over the period commencing on February 10, 2022 and ending on December 31, 2024; and (ii) approximately 40% grant date value in the form of restricted stock units that will vest 25% over four years, in each case subject to Mr. Wold’s continued employment through the applicable vesting date. Combined with equity awards granted to Mr. Wold on February 10, 2022, the aggregate grant date value of his equity awards for 2022 will be approximately $1,164,500.

The Company will also enter into standard forms of executive severance agreement and change in control agreement with Mr. Wold. The severance benefit is an amount equal to (i) one and one-half times his highest annualized base salary rate; (ii) one and one-half times his target annual bonus for the year in which the termination occurs; (iii) his unpaid base salary and accrued vacation pay; (iv) his actual bonus for the plan year in which his termination occurs, prorated for the number of days he worked through the date of his termination; and (v) a lump sum payment of $10,000 to assist in paying for replacement health and welfare coverage. Severance benefits are paid only in the event of a qualifying termination, which is generally an involuntary termination of employment by the Company for reasons other than for cause or mandatory retirement, death or disability. The change in control benefit is similar to the benefits described above for executive severance, except that for items (i) and (ii) the benefit is equal to two-times such amounts and also includes full vesting of benefits under supplemental retirement plans and a lump sum payment of $75,000 to assist in paying for replacement health and welfare coverage following the date of termination. Change in control benefits are paid only in the event of a qualifying termination, which is generally the occurrence within 24 months following a change in control of the Company of either: (i) an involuntary termination of employment by the Company other than for cause, mandatory retirement, death or disability; or (ii) a voluntary termination for “good reason” (as defined in the change in control agreement). Change in control benefits are in addition to those set forth in the company’s long-term incentive plan awards.

The foregoing descriptions of long-term incentive awards, executive severance and executive change in control agreements are a summary, are not intended to be complete and are qualified in their entirety by reference to the Weyerhaeuser Company 2022 Long-Term Incentive Plan (filed as Exhibit 10.1 to the Current Report on Form 8-K filed on May 13, 2022 – Commission File Number 1-4825), the performance share unit award terms and conditions (filed as Exhibit 10.3 to the Current Report on Form 8-K filed on May 13, 2022 - Commission File Number 1-4825), the restricted stock unit award terms and conditions (filed as Exhibit 10.4 to the Current Report on Form 8-K filed on May 13, 2022 – Commission File Number 1-4825), executive severance agreement (filed as Exhibit 10(c) to the Annual Report on Form 10-K for the annual period ended December 31, 2019 – Commission File Number 1-4825) and executive change in control agreement (filed as Exhibit 10(a) to the Annual Report on Form 10-K for the annual period ended December 31, 2019 – Commission File Number 1-4825), each of which is incorporated herein by reference.

On May 16, 2022, Weyerhaeuser issued a press release announcing the changes to its senior leadership team described in this Item 5.02, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.     The following items are filed as exhibits with this report.

Exhibit No.	Description
EXHIBIT 10.1	Form of Weyerhaeuser Company 2022 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on May 13, 2022 – Commission File Number 1-4825)
EXHIBIT 10.2

Form of 2022 Long-Term Incentive Plan Performance Share Unit Award Terms and Conditions (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed May 13, 2022 – Commission File Number 1-4825)

EXHIBIT 10.3

Form of 2022 Long-Term Incentive Plan Restricted Stock Unit Award Terms and Conditions (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed May 13, 2022 – Commission File Number 1-4825)

EXHIBIT 10.4

Form of Weyerhaeuser Executive Severance Agreement, as in effect as of February 14, 2020 (incorporated by reference to Exhibit 10(c) to the Annual Report on Form 10-K for the annual period ended December 31, 2019 – Commission File Number 1-4825)

EXHIBIT 10.5

Form of Weyerhaeuser Executive Change in Control Agreement, as in effect as of February 14, 2020 (incorporated by reference to Exhibit 10(a) to the Annual Report on Form 10-K for the annual period ended December 31, 2019 – Commission File Number 1-4825)

EXHIBIT 99.1	Press release issued on May 16, 2022 by Weyerhaeuser Company
EXHIBIT 104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 16, 2022